                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 15, 1999
                                        ----------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

              Virginia                    0-25762               54-1719855
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
           incorporation)               File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):

                                 Not Applicable

ITEM 5.     OTHER EVENTS

            The September 1999 monthly Certificateholder's Statements to investors were distributed October 15, 1999.

ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit 20:

            1. September Performance Summary

            2. Series 1994-A Certificateholder's Statement for the month of
                 September 1999.

            3. Series 1995-1 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            4. Series 1995-3 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            5. Series 1996-1 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            6. Series 1996-2 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            7. Series 1996-3 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            8. Series 1997-1 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            9. Series 1997-2 Class A and Class B Certificateholder's Statements
                 for the month of September 1999.

            10. Series 1998-1 Class A and Class B Certificateholder's Statements
                  for the month of September 1999.

            11. Series 1998-3 Class A and Class B Certificateholder's Statements
                  for the month of September 1999.

            12. Series 1998-4 Class A and Class B Certificateholder's Statements
                  for the month of September 1999.

            13. Series 1998-5 Certificateholder's Statement for the month of
                  September 1999.

            14. Series 1998-6 Certificateholder's Statement for the month of
                  September 1999.

            15. Series 1999-1 Class A and Class B Certificateholder's Statements
                  for the month of September 1999

            16. Series 1999-2 Class A and Class B Certificateholder's Statements
                  for the month of September 1999

            17. Series 1999-3 Class A and Class B Certificateholder's Statements
                  for the month of September 1999

            18. Trust Excess Spread Analysis




                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer

                                        By:  /s/ David M. Willey
                                             -----------------------------------
                                             David M. Willey
                                             Senior Vice President and Treasurer

Date:  October 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ----------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                                     SEQUENTIALLY
   EXHIBIT                                                                                                           NUMBERED
   NUMBER                     EXHIBITS                                                                               PAGE
   ------                     --------                                                                               ------------
      1                       September Performance Summary                                                               07

      2                       Series 1994-A Certificateholder's Statement for
                              the month of September 1999                                                                 09

      3                       Series 1995-1 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         10

      4                       Series 1995-3 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         12

      5                       Series 1996-1 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         14

      6                       Series 1996-2 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         16

      7                       Series 1996-3 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         18

      8                       Series 1997-1 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         20

      9                       Series 1997-2 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         22

      10                      Series 1998-1 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         25

      11                      Series 1998-3 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         28

      12                      Series 1998-4 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         31

      13                      Series 1998-5 Certificateholder's Statement for
                              the month of September 1999                                                                 33

      14                      Series 1998-6 Certificateholder's Statement for

                              the month of September 1999                                                                 34

      15                      Series 1999-1 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         35

      16                      Series 1999-2 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         37

      17                      Series 1999-3 Class A and Class B Certificate-
                              holder's Statements for the month of September 1999                                         39

      18                      Trust Excess Spread Analysis                                                                41